BLACKROCK FUNDS II

BlackRock GNMA Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock U.S. Government Bond Portfolio

(the “Funds”)

Investor, Institutional and Class R Shares

Class K Shares

Supplement dated October 4, 2016 to

the Prospectuses and Statement of Additional Information (“SAI”) of the Funds,

each dated January 28, 2016

Effective October 1, 2016, the BlackRock Investment Grade Bond Portfolio changed its name to the BlackRock Managed Income Fund and changed its investment objective and investment strategies as set forth in a separate prospectus and SAI dated October 1, 2016. The BlackRock Investment Grade Bond Portfolio is currently offered pursuant to the prospectus and SAI dated October 1, 2016. All references and information relating to the BlackRock Investment Grade Bond Portfolio are hereby deleted from the Prospectuses and SAI dated January 28, 2016.

Shareholders should retain this supplement for future reference.

PRSAI-BD7-1016SUP